EXHIBIT 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC. AND SUBSIDIARIES

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

WRITTEN STATEMENT OF THE CHIEF EXECUTIVE OFFICER

Solely for the purposes of complying with 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Daniel J. Dorsch, the undersigned President and Chief Executive Officer of Checkers Drive-In Restaurants, Inc. (the “Company”), hereby certify, based on my knowledge, that the Annual Report on Form 10-K of the Company for the year ended December 30, 2002 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof:

1. Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/    DANIEL J. DORSCH

Daniel J. Dorsch

President and Chief Executive Officer

March 26, 2003